UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22528

First Trust Energy Infrastructure Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Trust
Energy Infrastructure Fund (FIF)
Semi-Annual Report
For the Six Months Ended
May 31, 2022

First Trust Energy Infrastructure Fund (FIF)
Semi-Annual Report
May 31, 2022

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Energy Infrastructure Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the Securities and Exchange Commission that permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each tax year. Under the Plan, the Fund currently intends to continue to pay a recurring monthly distribution in the amount of $0.0625 per Common Share that reflects the distributable cash flow of the Fund. A portion of this monthly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Energy Infrastructure Fund (FIF)
Semi-Annual Letter from the Chairman and CEO
May 31, 2022
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Energy Infrastructure Fund (the “Fund”), which contains detailed information about the Fund for the six months ended May 31, 2022.
I would like to begin by addressing the elephant in the room: how everything so good has seemingly gotten so bad. If you are someone having difficulty understanding today’s investment climate, you are certainly not alone, in my opinion. Let us see if we can make some sense of things. While stocks and bonds have been roughed up in 2022, commodities, such as crude oil and gasoline, have surged higher. For the better part of the previous decade, the opposite was true. Stocks and bonds prospered in a low rate, low inflationary climate, while commodities dropped in value. It appears that the primary catalyst behind this recent shift in sentiment is robust inflation, which is defined as too much money chasing too few goods. The Consumer Price Index (“CPI”) stood at 8.6% on a trailing 12-month basis on May 31, 2022, the highest it has been since 1982, according to data from the U.S. Bureau of Labor Statistics. For comparative purposes, the average rate on the CPI has been 3.0% since 1926.
Conventional wisdom says that the cure for high prices is high prices, particularly with respect to commodities. In other words, let market forces determine prices. This implies that high prices at some point should be effective in curbing demand, which, in turn, should reduce the supply of goods and prices over time. But we do not leave it solely to market forces. This is where the central banks step in. The Federal Reserve (the “Fed”) played a major role in fueling inflation by massively increasing the U.S. money supply during the coronavirus pandemic to help prop up demand, in my opinion. The Fed’s traditional remedy for spiking inflation is to curb demand for goods and services by increasing the rate of interest levied on borrowed money. This process is currently underway. As of June 15, 2022, the Federal Funds target rate (upper bound) stood at 1.75%, up from 0.25% this past March. The Fed has signaled that it intends to raise this benchmark lending rate by another 50-75 basis points (“bps”) at its next meeting on July 27, 2022 and could take the rate above the 3.00% mark by year-end. Investors need to accept the fact that the days of low inflation and low interest rates are behind us, at least for the foreseeable future.
As previously noted, stocks and bonds have succumbed to selling pressure in 2022. Aside from spiking inflation, the common thread between the two markets is the sharp rise in Treasury yields, particularly the benchmark 10-Year Treasury Note (“T-Note”). In fact, higher bond yields are usually a byproduct of rising inflation. The closing yield on the 10-Year T-Note has risen from 1.51% on December 31, 2021 to 3.23% on June 17, 2022, or an increase of 172 bps, according to Bloomberg. That is a sharp move higher in a relatively short period of time. As you likely know, bond prices and bond yields are inversely related. When bond yields rise, bond prices, in most cases, fall, particularly with respect to investment-grade debt. Keep in mind, the yield on the 10-Year T-Note bottomed at 0.51% (all-time closing low) on August 4, 2020, so bond yields have been normalizing for nearly two years. What is normal? Well, the yield on the 10-Year T-Note averaged 3.95% for the 30-year period ended June 17, 2022. Stock prices have also been negatively impacted by the upward move in bond yields. Higher bond yields can put downward pressure on future corporate earnings and margins. Stock prices have been adjusting lower to reflect this. Also, over time, the higher bond yields trend, the more attractive/competitive they become to investors relative to stocks. Lastly, after posting an annualized U.S. gross domestic product (“GDP”) growth rate of -1.5% in the first quarter of 2022, we are hearing more talk about the potential for a recession, which is defined as two consecutive quarters of negative GDP growth. The Fed has discussed the concept of a soft landing, where the economy would slow but not enter recessionary territory, but that is easier said than done. Brian Wesbury, Chief Economist at First Trust, is not forecasting a recession for this year, but he does believe we could experience one in late 2023 or 2024. As always, stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Energy Infrastructure Fund (FIF)
“AT A GLANCE”
As of May 31, 2022 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FIF
Common Share Price	$15.52
Common Share Net Asset Value (“NAV”)	$17.99
Premium (Discount) to NAV	(13.73)%
Net Assets Applicable to Common Shares	$292,115,054
Current Monthly Distribution per Common Share(1)	$0.0625
Current Annualized Distribution per Common Share	$0.7500
Current Distribution Rate on Common Share Price(2)	4.83%
Current Distribution Rate on NAV(2)	4.17%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 5/31/22	1 Year Ended 5/31/22	5 Years Ended 5/31/22	10 Years Ended 5/31/22	Inception (9/27/11) to 5/31/22
Fund Performance(3)
NAV	26.22%	26.89%	6.07%	7.41%	8.61%
Market Value	20.42%	22.12%	4.42%	6.61%	6.66%
Index Performance
PHLX Utility Sector Index	12.89%	17.09%	10.79%	11.19%	11.25%
Alerian MLP Total Return Index	32.43%	27.52%	2.62%	2.59%	3.32%
Blended Index(4)	22.84%	23.30%	8.64%	8.09%	8.44%
(1)	Most recent distribution paid or declared through May 31, 2022. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of May 31, 2022. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	The blended index consists of the following: PHLX Utility Sector Index (50%) and Alerian MLP Total Return Index (50%). The Blended Index reflects the diverse allocation of companies engaged in the energy infrastructure sector in the Fund’s portfolio. The indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

First Trust Energy Infrastructure Fund (FIF)
“AT A GLANCE” (Continued)
As of May 31, 2022 (Unaudited)
Industry Classification	% of Total Investments
Electric Power & Transmission	39.6%
Natural Gas Transmission	23.7
Petroleum Product Transmission	22.4
Crude Oil Transmission	6.3
Natural Gas Gathering & Processing	3.3
Propane	1.3
Other	3.4
Total	100.0%

Top Ten Holdings	% of Total Investments
Enterprise Products Partners, L.P.	7.3%
Magellan Midstream Partners, L.P.	6.0
Energy Transfer, L.P.	5.3
TC Energy Corp.	5.3
NextEra Energy Partners, L.P.	4.5
DT Midstream, Inc.	3.8
Williams (The) Cos., Inc.	3.8
Cheniere Energy, Inc.	3.4
Southern (The) Co.	3.1
Plains GP Holdings, L.P., Class A	3.0
Total	45.5%

Fund Allocation	% of Net Assets
Common Stocks	78.2%
Master Limited Partnerships	42.1
Call Options Written	(0.2)
Outstanding Loans	(23.0)
Net Other Assets and Liabilities(5)	2.9
Total	100.0%

(5)	Includes swap contracts.

Portfolio Commentary
First Trust Energy Infrastructure Fund (FIF)
Semi-Annual Report
May 31, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Energy Infrastructure Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Energy Income Partners, LLC
Energy Income Partners, LLC (“EIP”), located in Westport, CT, was founded in 2003 to provide professional asset management services in publicly traded energy-related infrastructure companies with above average dividend payout ratios operating pipelines and related storage and handling facilities, electric power transmission and distribution as well as long contracted or regulated power generation from renewables and other sources. The corporate structure of the portfolio companies includes C-corporations, partnerships and energy infrastructure real estate investment trusts. EIP mainly focuses on investments in assets that receive steady fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $5.4 billion of assets as of May 31, 2022. EIP advises two privately offered partnerships for U.S. high net worth individuals and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the Fund, two actively managed exchange-traded funds and a sleeve of a series of a variable insurance trust. EIP is a registered investment advisor with the Securities and Exchange Commission.
Portfolio Management Team
James J. Murchie – Co-Portfolio Manager, Founder and CEO of Energy Income Partners, LLC
Eva Pao – Co-Portfolio Manager, Principal of Energy Income Partners, LLC
John Tysseland – Co-Portfolio Manager, Principal of Energy Income Partners, LLC
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio.
Commentary
First Trust Energy Infrastructure Fund
The investment objective of the Fund is to seek a high level of total return with an emphasis on current distributions paid to shareholders. The Fund pursues its investment objective by investing primarily in securities of companies engaged in the energy infrastructure sector. These companies principally include publicly-traded master limited partnerships (“MLPs”) and limited liability companies taxed as partnerships, MLP affiliates, YieldCos, pipeline companies, utilities and other infrastructure-related companies that derive at least 50% of their revenues from operating, or providing services in support of, infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”). For purposes of the Fund’s investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund invests, taking into account the varying tax characteristics of such securities. Under normal market conditions, the Fund invests at least 80% of its managed assets (total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings) in securities of Energy Infrastructure Companies. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
Market Recap
As measured by the Alerian MLP Total Return Index (“AMZX”) and the PHLX Utility Sector Index (“UTY”), the total returns for the six-month period ended May 31, 2022 were 32.43% and 12.89%, respectively. While in the short term, market share price appreciation can be volatile, we believe that over the long term, share price appreciation will approximate growth in per share earnings and quarterly cash distributions paid by the companies in the portfolio.

Portfolio Commentary (Continued)
First Trust Energy Infrastructure Fund (FIF)
Semi-Annual Report
May 31, 2022 (Unaudited)
Performance Analysis
			Average Annual Total Returns
	6 Months Ended 5/31/22	1 Year Ended 5/31/22	5 Years Ended 5/31/22	10 Years Ended 5/31/22	Inception (9/27/11) to 5/31/22
Fund Performance(1)
NAV	26.22%	26.89%	6.07%	7.41%	8.61%
Market Value	20.42%	22.12%	4.42%	6.61%	6.66%
Index Performance
PHLX Utility Sector Index	12.89%	17.09%	10.79%	11.19%	11.25%
Alerian MLP Total Return Index	32.43%	27.52%	2.62%	2.59%	3.32%
Blended Index(2)	22.84%	23.30%	8.64%	8.09%	8.44%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
On a net asset value (“NAV”) basis, for the six-month period ended May 31, 2022, the Fund provided a total return(1) of 26.22%, including the reinvestment of distributions. This compares, according to collected data, to a 22.84% return for a blended index consisting of the UTY (50%) and the AMZX (50%) (the “Blended Index”). Unlike the Fund, the Blended Index does not incur fees and expenses. On a market value basis, the Fund had a total return, including the reinvestment of distributions, of 20.42% for the same period. Derivatives had a positive impact on the performance of the Fund over the reporting period. At the end of the period, the Fund was priced at $15.52 per Common Share, while the NAV was $17.99 per Common Share, a discount of 13.73%. As of November 30, 2021, the Fund was priced at $13.23 per Common Share, while the NAV was $14.63 per Common share, a discount of 9.57%.
The Fund’s managed distribution policy (the “Plan”) permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each tax year. The plan has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and

(1)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, changes in NAV per Common Share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect a sales load and are not annualized for periods of less than one year.
(2)	The blended index consists of the following: PHLX Utility Sector Index (50%) and Alerian MLP Total Return Index (50%). The Blended Index reflects the diverse allocation of companies engaged in the energy infrastructure sector in the Fund’s portfolio. The indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

Portfolio Commentary (Continued)
First Trust Energy Infrastructure Fund (FIF)
Semi-Annual Report
May 31, 2022 (Unaudited)
premium/discount to the Fund’s NAV. Under the Plan, the Fund currently intends to continue to pay a recurring monthly distribution in the amount of $0.0625 per Common Share that reflects the distributable cash flow of the Fund. The Fund maintained its regular monthly Common Share distribution of $0.0625 per share for the six month period ended May 31, 2022. Based on the $0.0625 per share monthly Common Share distribution, the annualized distribution rate as of May 31, 2022 was 4.17% at NAV and 4.83% at market price. The final determination of the source and tax status of all 2022 distributions will be made after the end of 2022 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
For the six-month period ended May 31, 2022, the Fund’s NAV outperformed the 22.84% return of the Blended Index by 338 basis points (“bps”). Outperformance of the Fund over this period reflects our diversified approach to investing in non-cyclical energy infrastructure. Specifically, the Fund’s overweight positions in natural gas pipeline C-Corporations in addition to Liquefied Natural Gas corporations (not in AMZX) helped drive performance. EIP has sought to consistently run a more conservative portfolio compared to the Blended Index. This conservatism is reflected in holding a more diversified set of higher quality companies that themselves have more conservative balance sheets, lower dividend payout ratios, less exposure to commodity prices and more stable cash flows. While the Fund’s portfolio is dominated by companies that own natural and legal monopolies operating transport infrastructure in both the pipeline and power sectors, we have selectively owned more diversified energy companies where valuations indicate the cyclical, non-infrastructure portion of their assets are grossly mispriced.
The Fund uses leverage because its portfolio managers believe that, over time, leverage can enhance total return for common shareholders. However, the use of leverage can also increase the volatility of the NAV and therefore, the share price. For example, if the prices of securities held by the Fund decline, the effect of changes in common share NAV and common share total return loss would be magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Blended Index is not leveraged. Leverage had a positive impact on the performance of the Fund over the period.
Market and Fund Outlook
The Fund outperformed the S&P 500® Index (the “Index”) for the six-month period ended May 31, 2022 at a time when both interest rates and inflation expectations were up significantly. Despite outperforming the broader market, the portfolio was trading at a 10% discount at the end of the period compared to the Index based on forward 12-month earnings expectations (15.7x vs 17.5x) (Source: Bloomberg as of May 31, 2022) with yields that are 2.8x the yield of the Index (4.2% vs 1.5%).
EIP believes regulated pipeline and power utilities in the portfolio offer a measurable degree of inflation protection. Traditional businesses, like consumer staples, absorb increasing input costs then pass those costs onto customers by raising prices. There is often a lag effect as this occurs leading to margin compression. Regulated pipeline and power utilities on the other hand are cost-plus businesses that charge a price to customers equal to the sum-total of their costs, including the cost of debt and an allowed return on equity. In our opinion, this type of business model is a natural inflation hedge.
In EIP’s opinion, the outlook for electricity and natural gas infrastructure is positive as the infrastructure is necessary to connect increasingly diverse sources of energy supply to consumers. While the recent spike in natural gas prices has driven an increased switching to coal fired power generation near term, the longer-term trend away from coal fired power generation seems likely to continue, in our view. Utility five-year plans and continued announcements of coal plant retirements support this view. In most cases these retirements are being replaced with natural gas and/or renewables requiring new transport infrastructure and driving further growth in earnings.
EIP is optimistic about the technological breakthroughs in energy and invests in companies like renewable developers and network utilities that, where renewable resources are abundant, benefit from the lower cost and higher performance of renewables, batteries, and other new grid-related innovations. But EIP is not a venture capitalist; companies in the Fund’s portfolio must have a track record of profitability and a willingness to share some portion of that profitability through distributions. While the names in the portfolio change over time, the strategy and the sources of earnings stability and growth remain the same: investing in monopoly infrastructure that provides the low-cost way of shipping the lowest cost form of energy.

First Trust Energy Infrastructure Fund (FIF)
Portfolio of Investments
May 31, 2022 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) – 78.2%
	Construction & Engineering – 2.6%
63,750	Quanta Services, Inc.	$7,586,250
	Electric Utilities – 22.7%
109,200	Alliant Energy Corp.	6,969,144
90,000	American Electric Power Co., Inc. (b)	9,182,700
23,999	Constellation Energy Corp.	1,489,858
3,100	Duke Energy Corp.	348,812
4,400	Emera, Inc. (CAD)	218,704
662,820	Enel S.p.A., ADR	4,281,817
8,400	Eversource Energy	775,488
81,000	Exelon Corp.	3,981,150
16,600	Fortis, Inc. (CAD)	837,185
56,944	Iberdrola S.A., ADR	2,699,146
57,800	IDACORP, Inc.	6,301,356
120,913	NextEra Energy, Inc. (b)	9,151,905
5,300	Orsted A/S, ADR	196,630
177,900	PPL Corp. (b)	5,369,022
143,700	Southern (The) Co. (b)	10,872,342
46,800	Xcel Energy, Inc.	3,525,912
		66,201,171
	Gas Utilities – 8.6%
306,800	AltaGas Ltd. (CAD)	7,407,734
44,100	Atmos Energy Corp.	5,129,271
40,200	National Fuel Gas Co.	2,955,906
42,700	New Jersey Resources Corp.	1,960,784
38,400	ONE Gas, Inc.	3,341,568
102,444	UGI Corp.	4,378,456
		25,173,719
	Independent Power & Renewable Electricity Producers – 0.8%
26,000	AES (The) Corp.	573,040
33,100	Clearway Energy, Inc., Class A	1,077,736
16,300	EDP Renovaveis S.A. (EUR)	399,674
11,000	Northland Power, Inc. (CAD)	333,605
		2,384,055
	Multi-Utilities – 14.1%
120,700	Atco Ltd., Class I (CAD)	4,378,160
14,800	Canadian Utilities Ltd., Class A (CAD)	469,561
290,839	CenterPoint Energy, Inc. (b)	9,321,390
50,100	CMS Energy Corp.	3,559,104
9,000	Dominion Energy, Inc.	757,980
34,500	DTE Energy Co.	4,578,495
87,200	Public Service Enterprise Group, Inc.	5,976,688
53,000	Sempra Energy	8,684,580
32,900	WEC Energy Group, Inc.	3,456,803
		41,182,761
	Oil, Gas & Consumable Fuels – 29.1%
86,278	Cheniere Energy, Inc.	11,800,242
231,900	DT Midstream, Inc.	13,473,390
149,800	Enbridge, Inc. (b)	6,913,270
275,700	Keyera Corp. (CAD)	7,347,786
317,675	Kinder Morgan, Inc.	6,255,021
106,053	ONEOK, Inc. (b)	6,983,590

See Notes to Financial Statements

First Trust Energy Infrastructure Fund (FIF)
Portfolio of Investments (Continued)
May 31, 2022 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Oil, Gas & Consumable Fuels (Continued)
322,055	TC Energy Corp.	$18,627,661
361,270	Williams (The) Cos., Inc. (b)	13,388,666
		84,789,626
	Semiconductors & Semiconductor Equipment – 0.2%
3,500	Enphase Energy, Inc. (c)	651,665
	Water Utilities – 0.1%
2,400	American Water Works Co., Inc.	363,000
	Total Common Stocks	228,332,247
	(Cost $191,013,675)
Units	Description	Value
MASTER LIMITED PARTNERSHIPS (a) – 42.1%
	Chemicals – 1.1%
123,800	Westlake Chemical Partners, L.P.	3,280,700
	Independent Power & Renewable Electricity Producers – 5.5%
222,858	NextEra Energy Partners, L.P. (d)	15,967,776
	Oil, Gas & Consumable Fuels – 35.5%
120,889	Cheniere Energy Partners, L.P.	6,500,202
55,000	DCP Midstream, L.P.	1,975,050
1,599,980	Energy Transfer, L.P. (b)	18,655,767
937,556	Enterprise Products Partners, L.P.	25,707,785
297,000	Hess Midstream, L.P., Class A (d)	9,679,230
260,676	Holly Energy Partners, L.P.	4,952,844
410,186	Magellan Midstream Partners, L.P.	21,206,616
136,200	MPLX, L.P.	4,487,790
892,798	Plains GP Holdings, L.P., Class A (d)	10,677,864
		103,843,148
	Total Master Limited Partnerships	123,091,624
	(Cost $94,873,859)
	Total Investments – 120.3%	351,423,871
	(Cost $285,887,534)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.2)%
(900)	American Electric Power Co., Inc.	$(9,182,700)	$110.00	07/15/22	(41,400)
(2,908)	CenterPoint Energy, Inc.	(9,320,140)	33.00	07/15/22	(116,320)
(1,498)	Enbridge, Inc.	(6,913,270)	47.50	06/17/22	(35,952)
(3,000)	Energy Transfer, L.P.	(3,498,000)	12.00	06/17/22	(60,000)
(1,209)	NextEra Energy, Inc.	(9,150,921)	80.00	07/15/22	(153,543)
(1,060)	Oneok, Inc.	(6,980,100)	70.00	06/17/22	(31,800)
(1,779)	PPL Corp.	(5,369,022)	30.00	06/17/22	(115,635)
(1,437)	Southern (The) Co.	(10,872,342)	78.00	06/17/22	(57,480)
(2,023)	Williams (The) Cos., Inc.	(7,497,238)	39.00	06/17/22	(30,345)
	Total Call Options Written				(642,475)
	(Premiums received $402,492)

Outstanding Loans – (23.0)%	(67,300,000)
Net Other Assets and Liabilities – 2.9%	8,633,658
Net Assets – 100.0%	$292,115,054
See Notes to Financial Statements

First Trust Energy Infrastructure Fund (FIF)
Portfolio of Investments (Continued)
May 31, 2022 (Unaudited)

Interest Rate Swap Agreements:
Counterparty	Rate Receivable	Expiration Date	Notional Amount	Rate Payable	Unrealized Appreciation (Depreciation)/ Value
Bank of Nova Scotia (1)	1.120% (2)	09/03/24	$36,475,000	2.367% (3)	$226,642
N/A (4) (5)	0.830% (6)	10/21/22	2,290,965	0.782% (7)	592
N/A (4) (5)	0.830% (6)	10/21/25	303,796	0.790% (8)	128
			$39,069,761		$227,362
(1) Payment frequency is monthly
(2) 1 month LIBOR
(3) Fixed Rate
(4) Centrally cleared on the Chicago Mercantile Exchange
(5) No cash payments are made by either party prior to the expiration dates shown above
(6) Federal Funds Rate
(7) SOFR + 0.00183%
(8) SOFR + 0.01036%

(a)	All of these securities are available to serve as collateral for the outstanding loans.
(b)	All or a portion of this security’s position represents cover for outstanding options written.
(c)	Non-income producing security.
(d)	This security is taxed as a “C” corporation for federal income tax purposes.

ADR	American Depositary Receipt
CAD	Canadian Dollar
EUR	Euro
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2022 is as follows (see Note 3A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 5/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 228,332,247	$ 228,332,247	$ —	$ —
Master Limited Partnerships*	123,091,624	123,091,624	—	—
Total Investments	351,423,871	351,423,871	—	—
Interest Rate Swap Agreements	227,362	—	227,362	—
Total	$ 351,651,233	$ 351,423,871	$ 227,362	$—

LIABILITIES TABLE
	Total Value at 5/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (642,475)	$ (642,475)	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Energy Infrastructure Fund (FIF)
Statement of Assets and Liabilities
May 31, 2022 (Unaudited)
ASSETS:
Investments, at value (Cost $285,887,534)	$ 351,423,871
Cash	6,133,978
Cash segregated as collateral for open swap contracts	2,149,403
Swap contracts, at value	227,362
Receivables:
Dividends	526,199
Dividend reclaims	4,139
Other assets	11,022
Prepaid expenses	19,666
Total Assets	360,495,640
LIABILITIES:
Outstanding loans	67,300,000
Options written, at value (Premiums received $402,492)	642,475
Payables:
Investment advisory fees	294,061
Interest and fees on loans	63,479
Audit and tax fees	39,839
Administrative fees	16,311
Shareholder reporting fees	9,514
Transfer agent fees	9,286
Custodian fees	2,719
Trustees’ fees and expenses	2,131
Financial reporting fees	771
Total Liabilities	68,380,586
NET ASSETS	$292,115,054
NET ASSETS consist of:
Paid-in capital	$ 238,420,372
Par value	162,371
Accumulated distributable earnings (loss)	53,532,311
NET ASSETS	$292,115,054
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$17.99
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	16,237,096
See Notes to Financial Statements

First Trust Energy Infrastructure Fund (FIF)
Statement of Operations
For the Six Months Ended May 31, 2022 (Unaudited)
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $154,270)	$ 3,017,882
Interest	120
Total investment income	3,018,002
EXPENSES:
Investment advisory fees	1,660,271
Interest and fees on loans	386,589
Administrative fees	80,670
Shareholder reporting fees	63,568
Audit and tax fees	31,601
Legal fees	18,089
Custodian fees	11,991
Transfer agent fees	11,573
Trustees’ fees and expenses	8,915
Listing expense	7,754
Financial reporting fees	4,625
Other	17,266
Total expenses	2,302,912
NET INVESTMENT INCOME (LOSS)	715,090
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	21,166,152
Written options contracts	1,826,597
Swap contracts	(414,637)
Foreign currency transactions	(22,060)
Net realized gain (loss)	22,556,052
Net change in unrealized appreciation (depreciation) on:
Investments	36,021,045
Written options contracts	(561,240)
Swap contracts	1,796,444
Foreign currency translation	4,294
Net change in unrealized appreciation (depreciation)	37,260,543
NET REALIZED AND UNREALIZED GAIN (LOSS)	59,816,595
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 60,531,685

See Notes to Financial Statements

First Trust Energy Infrastructure Fund (FIF)
Statements of Changes in Net Assets
	Six Months Ended 5/31/2022 (Unaudited)	Year Ended 11/30/2021
OPERATIONS:
Net investment income (loss)	$ 715,090	$ 2,382,816
Net realized gain (loss)	22,556,052	12,076,007
Net change in unrealized appreciation (depreciation)	37,260,543	33,658,705
Net increase (decrease) in net assets resulting from operations	60,531,685	48,117,528
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(6,197,163)	(3,040,702)
Return of capital	—	(9,623,058)
Total distributions to shareholders	(6,197,163)	(12,663,760)
CAPITAL TRANSACTIONS:
Repurchase of Common Shares *	(6,084,348)	(8,028,309)
Net increase (decrease) in net assets resulting from capital transactions	(6,084,348)	(8,028,309)
Total increase (decrease) in net assets	48,250,174	27,425,459
NET ASSETS:
Beginning of period	243,864,880	216,439,421
End of period	$ 292,115,054	$ 243,864,880
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	16,664,338	17,351,311
Common Shares repurchased *	(427,242)	(686,973)
Common Shares at end of period	16,237,096	16,664,338

*	On September 15, 2020, the Fund commenced a share repurchase program. The program originally expired on March 15, 2021, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2023. For the six months ended May 31, 2022 and the fiscal year ended November 30, 2021, the Fund repurchased 427,242 and 686,973 Common Shares, respectively, at a weighted-average discount of 13.46% and 13.34%, respectively, from net asset value per share. The Fund expects to continue the share repurchase program until the earlier of (i) the repurchase of an additional 564,202 Common Shares (for an aggregate of 824,889) or (ii) March 15, 2023.
See Notes to Financial Statements

First Trust Energy Infrastructure Fund (FIF)
Statement of Cash Flows
For the Six Months Ended May 31, 2022 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$60,531,685
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(123,191,479)
Sales, maturities and paydown of investments	126,335,862
Proceeds from written options	2,314,940
Amount paid to close written options	(34,138)
Return of capital received from investment in MLPs	4,189,909
Net realized gain/loss on investments and written options	(22,992,749)
Net change in unrealized appreciation/depreciation on investments and written options	(35,459,805)
Net change in unrealized appreciation/depreciation on swap contracts	(1,796,444)
Changes in assets and liabilities:
Increase in dividend reclaims receivable	(1,485)
Decrease in dividends receivable	21,682
Increase in other assets	(11,022)
Increase in prepaid expenses	(15,157)
Increase in interest and fees payable on loans	33,564
Increase in investment advisory fees payable	32,970
Decrease in audit and tax fees payable	(20,524)
Decrease in legal fees payable	(2,831)
Decrease in shareholder reporting fees payable	(15,444)
Increase in administrative fees payable	2,008
Decrease in custodian fees payable	(1,661)
Increase in transfer agent fees payable	7,270
Decrease in trustees’ fees and expenses payable	(376)
Decrease in other liabilities payable	(919)
Cash provided by operating activities		$9,925,856
Cash flows from financing activities:
Repurchase of Common Shares	(6,084,348)
Distributions to Common Shareholders from investment operations	(6,197,163)
Proceeds from borrowings	4,500,000
Cash used in financing activities		(7,781,511)
Increase in cash and cash segregated as collateral for open swap contracts (a)		2,144,345
Cash and cash segregated as collateral for open swap contracts at beginning of period		6,139,036
Cash and cash segregated as collateral for open swap contracts at end of period		$8,283,381
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$353,025
Cash and cash segregated as collateral for open swap contracts reconciliation:
Cash	$6,133,978
Cash segregated as collateral for open swap contracts	2,149,403
Cash and cash segregated as collateral for open swap contracts at end of period		$8,283,381

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $4,294.

See Notes to Financial Statements

First Trust Energy Infrastructure Fund (FIF)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 5/31/2022 (Unaudited)	Year Ended November 30,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 14.63	$ 12.47	$ 16.84	$ 16.79	$ 18.73	$ 19.32
Income from investment operations:
Net investment income (loss)	0.05	0.16	0.03	0.01	0.18	0.26
Net realized and unrealized gain (loss)	3.63	2.68	(3.43)	1.36	(0.80)	0.47
Total from investment operations	3.68	2.84	(3.40)	1.37	(0.62)	0.73
Distributions paid to shareholders from:
Net investment income	(0.38)	(0.18)	(0.46)	(0.25)	(0.63)	(0.18)
Net realized gain	—	—	—	(0.05)	—	(0.28)
Return of capital	—	(0.57)	(0.53)	(1.02)	(0.69)	(0.86)
Total distributions paid to Common Shareholders	(0.38)	(0.75)	(0.99)	(1.32)	(1.32)	(1.32)
Common Share repurchases	0.06	0.07	0.02	—	—	—
Net asset value, end of period	$17.99	$14.63	$12.47	$16.84	$16.79	$18.73
Market value, end of period	$15.52	$13.23	$10.52	$15.45	$14.86	$17.70
Total return based on net asset value (a)	26.22%	24.46%	(19.31)%	9.14%	(2.83)%	4.09%
Total return based on market value (a)	20.42%	33.41%	(25.80)%	13.13%	(9.00)%	0.93%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 292,115	$ 243,865	$ 216,439	$ 295,623	$ 294,617	$ 328,720
Ratio of total expenses to average net assets	1.71% (b)	1.70%	2.04%	2.65%	2.50%	2.20%
Ratio of total expenses to average net assets excluding interest expense and fees on loans	1.43% (b)	1.45%	1.52%	1.55%	1.54%	1.53%
Ratio of net investment income (loss) to average net assets	0.53% (b)	0.99%	0.24%	0.05%	1.02%	1.34%
Portfolio turnover rate	38%	73%	80%	55%	58%	42%
Indebtedness:
Total loans outstanding (in 000’s)	$ 67,300	$ 62,800	$ 55,300	$ 107,500	$ 104,500	$ 111,500
Asset coverage per $1,000 of indebtedness (c)	$ 5,340	$ 4,883	$ 4,914	$ 3,750	$ 3,819	$ 3,948

(a)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(b)	Annualized.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Energy Infrastructure Fund (FIF)
May 31, 2022 (Unaudited)
1. Organization
First Trust Energy Infrastructure Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2011, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FIF” on the New York Stock Exchange (“NYSE”).
The Fund’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to shareholders. The Fund pursues its investment objective by investing primarily in securities of companies engaged in the energy infrastructure sector. These companies principally include publicly-traded master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, YieldCos, pipeline companies, utilities and other infrastructure-related companies that derive at least 50% of their revenues from operating, or providing services in support of, infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”). For purposes of the Fund’s investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund invests, taking into account the varying tax characteristics of such securities. Under normal market conditions, the Fund invests at least 80% of its managed assets (total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings) in securities of Energy Infrastructure Companies. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the SEC that permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each tax year. Under the Plan, the Fund currently intends to continue to pay a recurring monthly distribution in the amount of $0.0625 per Common Share that reflects the distributable cash flow of the Fund. A portion of this monthly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
3. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold), dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price.

Notes to Financial Statements (Continued)
First Trust Energy Infrastructure Fund (FIF)
May 31, 2022 (Unaudited)
Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Swaps are fair valued utilizing quotations provided by a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Notes to Financial Statements (Continued)
First Trust Energy Infrastructure Fund (FIF)
May 31, 2022 (Unaudited)
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2022, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call or put options (“options”) on all or a portion of the MLPs and common stocks held in the Fund’s portfolio as determined to be appropriate by Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”). The number of options the Fund can write (sell) is limited by the amount of MLPs and common stocks the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Fund’s Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
The options that the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in “Net realized gain (loss) on investments” on the Statement of Operations. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) on written options” on the Statement of Operations.
The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

Notes to Financial Statements (Continued)
First Trust Energy Infrastructure Fund (FIF)
May 31, 2022 (Unaudited)
C. Swap Agreements
The Fund may enter into total return equity swap and interest rate swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties (“Counterparties”) on specified dates (settlement dates) where the cash flows are based on agreed upon prices, rates, etc. Payment received or made by the Fund for interest rate swaps are recorded on the Statement of Operations as “Net realized gain (loss) on swap contracts.” When an interest rate swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts, if any, is the premium received or paid. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by a Counterparty, the Fund will seek withdrawal of the collateral and may incur certain costs exercising its rights with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by changes in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund’s maximum interest rate risk to meet its future payments under swap agreements outstanding at May 31, 2022, is equal to the total notional amount as shown on the Portfolio of Investments. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset. When the Fund enters into a swap agreement, any premium paid is included in “Swap contracts, at value” on the Statement of Assets and Liabilities.
The Fund held interest rate swap agreements at May 31, 2022 to hedge against changes in borrowing rates under the Fund’s credit agreement. An interest rate swap agreement involves the Fund’s agreement to exchange a stream of interest payments for another party’s stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”) announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021. Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the FCA’s March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
D. Restricted Cash
Restricted cash includes cash on deposit with other banks or brokers that is legally restricted as to the withdrawal and primarily serves as collateral for open swap contracts. The Fund presents restricted cash activity within “Increase in cash and cash segregated as collateral for open swap contracts” and as part of “Cash and cash segregated as collateral for open swap contracts at beginning of period” and “Cash and cash segregated as collateral for open swap contracts at end of period” in the Statement of Cash Flows, along with a reconciliation of those balances in the Statement of Assets and Liabilities. At May 31, 2022, the Fund had $2,149,403 in restricted cash associated with interest rate swap agreements as presented on the Statement of Assets and Liabilities as “Cash segregated as collateral for open swap contracts.”

Notes to Financial Statements (Continued)
First Trust Energy Infrastructure Fund (FIF)
May 31, 2022 (Unaudited)
E. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. The Fund will rely to some extent on information provided by MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund’s portfolio.
Distributions received from the Fund’s investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded. For the six months ended May 31, 2022, distributions of $4,189,909 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.
Distributions received from the Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
F. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
G. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on the Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

Notes to Financial Statements (Continued)
First Trust Energy Infrastructure Fund (FIF)
May 31, 2022 (Unaudited)
At May 31, 2022, derivative assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Interest Rate Swap Agreements	$ 227,362	$ —	$ 227,362	$ —	$ (227,362)	$ —
H. Dividends and Distributions to Shareholders
The Fund intends to pay holders of its Common Shares a recurring monthly distribution that reflects the distributable cash flow of the Fund. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per Common Share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid during the fiscal year ended November 30, 2021 is as follows:
Distributions paid from:
Ordinary income	$3,040,702
Capital gains	—
Return of capital	9,623,058
As of November 30, 2021, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(26,506,843)
Net unrealized appreciation (depreciation)	25,704,632
Total accumulated earnings (losses)	(802,211)
Other	—
Paid-in capital	244,667,091
Total net assets	$243,864,880
I. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Notes to Financial Statements (Continued)
First Trust Energy Infrastructure Fund (FIF)
May 31, 2022 (Unaudited)
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2021, the Fund had $26,506,843 non-expiring capital loss carryforwards for federal income tax purposes.
During the taxable year ended November 30, 2021, the Fund utilized non-expiring capital loss carryforwards of $8,535,557.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2021, the Fund did not incur any late year ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of May 31, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of May 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$285,887,534	$68,440,613	$(2,916,897)	$65,523,716
J. Expenses
The Fund will pay all expenses directly related to its operations.
4. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
EIP serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust from its investment advisory fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP.
BNYM Mellon Investment Servicing (US) Inc. (“BNYM IS”) served as the Fund’s transfer agent in accordance with certain fee arrangements until December 31, 2021. Effective December 31, 2021, Computershare, Inc. (“Computershare”) commenced serving as the Fund’s transfer agent. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.

Notes to Financial Statements (Continued)
First Trust Energy Infrastructure Fund (FIF)
May 31, 2022 (Unaudited)
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended May 31, 2022, were $123,191,479 and $126,079,754, respectively.
6. Derivative Transactions
The following table presents the types of derivatives held by the Fund at May 31, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Written Options	Equity Risk	—	$ —	Options written, at value	$ 642,475
Interest Rate Swap Agreements	Interest Rate Risk	Swap contracts, at value	227,362	—	—
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended May 31, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on written options contracts	$1,826,597
Net change in unrealized appreciation (depreciation) on written options contracts	(561,240)
Interest Rate Risk Exposure
Net realized gain (loss) on swap contracts	$(414,637)
Net change in unrealized appreciation (depreciation) on swap contracts	1,796,444
During the six months ended May 31, 2022, the premiums for written options opened were $2,314,940, and the premiums for written options closed, exercised and expired were $2,706,557.
The average notional value of interest rate swaps was $39,069,761 for the six months ended May 31, 2022.
The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.
7. Borrowings
The Fund has a credit agreement with The Bank of Nova Scotia (“Scotia”). The credit agreement provides a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. The maximum commitment amount is $72,000,000. At the option of the Fund, the borrowing rate is either (i) the applicable Term SOFR rate plus 85 basis points plus (a) 10 basis points for a loan with a one month interest period, (b) 25 basis points for a loan with a three month interest period, and (c) 40 basis points for a loan with a six month interest period, (ii) Daily Simple SOFR Rate plus 85 basis points plus 11.448 basis points, or (iii) the greatest of (a) the Prime Rate in effect, (b) 2.00% plus the Federal Funds Effective Rate, or (c) 2.00% plus the Daily Simple SOFR. The borrowing rate for any loan advanced prior to February 9, 2022, was the applicable LIBOR rate plus 85 basis points. Under the credit agreement, the Fund pays a commitment fee of 0.25% when the loan balance is less than 75% of the maximum commitment or 0.15% in all other events. As of May 31, 2022, the Fund had two LIBOR loans under the revolving credit facility totaling $67,300,000, which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy. For the six months ended May 31, 2022, the average amount outstanding was $63,574,725, with a weighted average interest rate of 1.17%. The high and low annual interest rates for the six months ended May 31, 2022, were 1.76% and 0.94%, respectively. The interest rate at May 31, 2022 was 1.73%. The interest and fees are included in “Interest and fees on loans” on the Statement of Operations.

Notes to Financial Statements (Continued)
First Trust Energy Infrastructure Fund (FIF)
May 31, 2022 (Unaudited)
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Industry Concentration Risk
Under normal market conditions, the Fund invests at least 80% of its Managed Assets in securities of Energy Infrastructure Companies. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy Infrastructure Company issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there was the following subsequent event. Effective July 11, 2022, the Scotia credit agreement was amended and the maximum commitment amount changed to $77,000,000.

Additional Information
First Trust Energy Infrastructure Fund (FIF)
May 31, 2022 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. BNY Mellon Investment Servicing (US) Inc. served as the Plan Agent until December 31, 2021. Effective December 31, 2021, Computershare Trust Company N.A. commenced serving as the Fund’s Plan Agent. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Additional Information (Continued)
First Trust Energy Infrastructure Fund (FIF)
May 31, 2022 (Unaudited)
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 18, 2022. At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust Energy Infrastructure Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2025. The number of votes cast in favor of Mr. Bowen was 11,837,772 and the number of votes withheld was 603,107. The number of votes cast in favor of Mr. Nielson was 11,817,060 and the number of votes withheld was 623,819. Richard E. Erickson, Thomas R. Kaldec, Denise M. Keefe and Robert F. Keith are the other current and continuing Trustees.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Covered Call Options Risk. As the writer (seller) of a call option, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the portfolio security covering the option above the sum of the premium and the strike price of the call option but retains the risk of loss should the price of the underlying security decline. The value of call options written by the Fund, which are priced daily, are determined by trading activity in the broad options market and will be affected by, among other factors, changes in the value of the underlying security in relation to the strike price, changes in dividend rates of the underlying security, changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security, and the time remaining until the expiration date. The value of call options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.
Energy Infrastructure Companies Risk. The Fund primarily invests in MLPs, MLP affiliates, YieldCos, pipeline companies, utilities, and other infrastructure-related companies that derive at least 50% of their revenues from operating, or providing services in support of, infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (“Energy Infrastructure Companies”). Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated,

Additional Information (Continued)
First Trust Energy Infrastructure Fund (FIF)
May 31, 2022 (Unaudited)
environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.
Certain Energy Infrastructure Companies are subject to the imposition of rate caps, increased competition due to deregulation, counterparties to contracts defaulting or going bankrupt, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies.
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
Interest Rate Swaps Risk. If short-term interest rates are lower than the Fund’s fixed rate of payment on an interest rate swap, the swap will reduce common share net earnings. In addition, a default by the counterparty to a swap transaction could also negatively impact the performance of the common shares.
Investment Concentration Risks. The Fund’s investments are concentrated in Energy Infrastructure Companies (including investments in MLPs), which may present more risk than if the Fund were broadly diversified over multiple sectors of the economy. A downturn in one or more industries within the energy infrastructure sector, material declines in commodity prices, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the energy infrastructure sector. Certain risks inherent in investing in the business of the types of securities that the Fund may invest (such as interests in MLPs) include: commodity pricing risk, commodity supply and demand risk, lack of diversification of and reliance on customers and suppliers risk including risk of counterparty default, commodity depletion and exploration risk, energy infrastructure sector and energy utility industry regulatory risk, including risks associated with the prices and methodology of determining prices that energy companies may charge for their products and services, interest rate risk, risk of lack of acquisition or reinvestment opportunities, risk of lacking of funding, dependency on MLP affiliate risk, weather risk, catastrophe risk, terrorism and MLP market disruption risk, obsolescence risk and technology risk.
Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (FERC) with respect to the tariff rates that they may charge customers and may change policies to no longer permit such companies to include certain costs in their costs of services. This may lower the tariff rates charged to customers which will in turn negatively affect performance.
Other factors which may reduce the amount of cash an MLP or other Energy Infrastructure Company has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs (including increased borrowing costs as a result of additional collateral requirements as a result of ratings downgrades by credit agencies).
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Liquidity Risk. Certain securities in which the Fund may invest may trade less frequently, particularly those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. The Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both.

Additional Information (Continued)
First Trust Energy Infrastructure Fund (FIF)
May 31, 2022 (Unaudited)
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. Also, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility across markets globally, including the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain Fund investments as well as Fund performance. As the global pandemic and conflict in Ukraine have illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also may adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.
MLP Risk. Investments in securities of MLPs involve certain risks different from or in addition to the risks of investing in common stocks. MLP common units can be affected by macro-economic factors and other factors unique to the partnership or company and the industry or industries in which the MLP operates. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain risks, including, for example, risks related to the limited ability of investors to control an MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.
Non-Diversification Risk. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds.
Non-U.S. Securities and Currency Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; withholding taxes; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments.
Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Additional Information (Continued)
First Trust Energy Infrastructure Fund (FIF)
May 31, 2022 (Unaudited)
Potential Conflicts of Interest Risk. First Trust, EIP and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and EIP currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to EIP) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and EIP have a financial incentive to leverage the Fund.
Qualified Dividend Income Tax Risk. There can be no assurance as to what portion of the distributions paid to the Fund’s common shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate common shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the common shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund’s ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.
Recent Market and Economic Developments. The number of energy-related MLPs has declined since 2014. The industry is witnessing the consolidation or simplification of corporate structures where the MLP sleeve of capital is being eliminated. As a result of the foregoing, the Fund’s MLP investments could become less diverse and the Fund may increase its non-MLP investments consistent with its investment objective and policies.
Tax Risk. Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs, MLP-related entities and other energy sector and energy utility companies in which the Fund invests. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. In the past, certain events have caused some MLPs to be reclassified or restructured as corporations. The classification of an MLP as a corporation for United States federal income tax purposes has the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits.
A reduction in the percentage of the income offset by tax deductions or an increase in sales of the Fund’s MLP holdings that result in capital gains will reduce that portion of the Fund’s distribution from an MLP treated as a return of capital and increase that portion treated as income, and may result in lower after-tax distributions to the Fund’s common shareholders. On the other hand, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain or decrease in the amount of loss that will be recognized by the Fund for tax purposes upon the sale of any such interests.
Utilities Risk. Utility companies include companies producing or providing gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may negatively affect utility companies.
Valuation Risk. Market prices generally will not be available for certain investments in MLPs, and the value of such investments will ordinarily be determined based on fair valuations determined pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the Sub-Advisor than that required for securities for which there is an active trading market. In addition, the Fund relies on information provided by certain MLPs, which is usually not timely, to calculate taxable income allocable to the MLP units held in the Fund’s portfolio and to determine the tax character of distributions to common shareholders. From time to time the Fund will modify its estimates and/or assumptions as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (12/01/2021– 12/31/2021)	44,698	13.04	930,596	526,738
Month #2 (01/01/2022– 01/31/2022)	19,132	13.08	949,728	510,606
Month #3 (02/01/2022– 02/28/2022)	95,706	13.65	1,045,434	414,900
Month #4 (03/01/2022– 03/31/2022)	78,198	14.45	1,123,632	753,710
Month #5 (04/01/2022– 04/30/2022)	87,890	15.32	1,211,522	665,820
Month #6 (05/01/2022– 05/31/2022)	101,618	14.46	1,313,140	564,202
Total	427,242	$14.24	1,313,140	564,202

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19a-1 under the 1940 Act. (1)

(1)	The Fund received exemptive relief from the Securities and Exchange Commission which permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each taxable year. The relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders. In that regard, attached as an exhibit to this filing is a copy of such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Energy Infrastructure Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 8, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 8, 2022

* Print the name and title of each signing officer under his or her signature.